Exhibit 10.3
EXTENSION AND AMENDMENT OF SUB-LEASE
GERALD McGAVIN BUILDING
UNIVERSITY OF BRITISH COLUMBIA
     This SUB-LEASE EXTENSION AND AMENDMENT AGREEMENT (“Agreement”) is dated for reference the 13th day of December, 2006,
BETWEEN:
     DISCOVERY PARKS TRUST, by its trustee Discovery Parks Incorporated
     (the “Landlord”)
AND:
     GLOBE LABORATORIES INC.
     (the “Tenant”)
WITNESSES THAT WHEREAS:
A. Pursuant to a Sub-Lease dated June 23, 2000 (the “Sublease”), the Landlord leased to the Tenant (as assignee of Chemokine Therapeutics Corp.) the Premises being Suite 202 and Suite 208 in the Gerald McGavin Building located at 2386 East Mall, University of British Columbia, Vancouver, BC (the “Building”);
B. Pursuant to an Amendment of Lease dated September 1, 2001, the Landlord leased to the Tenant additional premises being Suite 204 of the Building;
C. Pursuant to a Renewal of Lease dated May 1, 2002, the Term was extended until July 31, 2003;
D. Pursuant to a Renewal of Lease dated July 17, 2003, the Term was extended until July 31, 2004;

E. Pursuant to an Amendment and Extension of Lease dated July 23, 2004, the Term was extended until July 31, 2005, and the Landlord leased to the Tenant additional premises being Suite 304 of the Building;
F. Pursuant to an Amendment and Extension of Lease dated January 3, 2005 (the “Jan 2005 Amendment”), the Term was extended to July 31, 2007, and the Landlord leased to the Tenant the following additional premises in the Building:
     1. Suite 302 being 1,206 square feet; and
     2. Suite 303 being 1,494 square feet;
and Suite 202 (comprising 1,335 square feet) and Suite 204 (comprising 660 square feet) of the Building were both surrendered by the Tenant to the Landlord, for a total net additional premises of 705 square feet;
G. Pursuant to the Jan 2005 Amendment, the Tenant also agreed to surrender to the Landlord its lease of Suite 208 of the Building being the Tenant’s then-current office space upon relocating its office space to the “Technical Enterprise Facility 3” (TEF3) building on the University of British Columbia campus. Pursuant to a Sub-Lease dated May 6, 2005 between the Landlord and Chemokine Therapeutics (B.C.) Corp. (an affiliate of the Tenant), the Tenant’s office space was relocated to premises on the fourth floor of the TEF3 building, and accordingly, the Tenant surrendered to the Landlord its lease of Suite 208 of the Building;
H. Pursuant to an Amendment of Lease dated May 3, 2005, the Landlord leased to the Tenant additional premises being Suite 305 of the Building;
I. Pursuant to a Sub-lease Amendment Agreement dated March 24, 2006, the Landlord leased to the Tenant additional premises being Suite 307 of the Building, for a total Premises of 6301 square feet; and
J. The parties wish to extend the Term of the Sublease for the Premises for an additional one year term in accordance with the terms and conditions set out herein.
     NOW THEREFORE FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties covenant and agree each with the other as follows:

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1. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings ascribed to them in the Sublease. The term “Sublease” shall include the Sublease and all amendments and extensions thereto.
2. The Landlord and Tenant acknowledge and agree that the Term of the Sublease is hereby extended for an additional one year term commencing on August 1, 2007 and expiring on July 31, 2008.
3. The parties agree that the Basic Rent payable for the Premises from and after August 1, 2007 to July 31, 2008 shall be $19.50 per square foot per annum, being $122,869.50 per annum and $10,239.13 per month.
4. Except as otherwise modified herein, the Sublease remains in full force and effect and binding upon the parties.
5. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.
6. This Agreement may be executed in counterparts and, when each party has executed a counterpart, each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.

7. This Agreement may be executed by the parties and transmitted by telecopy and if so executed and transmitted, this Agreement will be for all purposes as effective as if the parties had delivered and executed an original Agreement.
     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.
DISCOVERY PARKS TRUST by its trustee
Discovery Park Incorporated

Per:	/s/ Mark Betteridge
Authorized Signatory

Per:
Authorized Signatory
GLOBE LABORATORIES INC.

Per:	/s/ Hassan Salari
Authorized Signatory

Per:
Authorized Signatory

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